Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
As at December 31, 2025, unconditional minimum purchase obligations were as follows.

($ millions)	Total	Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
Gas and fuel purchase obligations (1)	6,592	908	689	586	491	416	3,502
Renewable PPAs (2)	2,374	158	174	173	165	173	1,531
Waneta Expansion capacity agreement (3)	2,307	58	59	60	61	63	2,006
Power purchase obligations (4)	1,135	251	156	129	127	124	348
ITC easement agreement (5)	342	14	14	14	14	14	272
UNS Energy EPC agreement (6)	269	110	143	16	—	—	—
Debt collection agreement (7)	96	3	3	3	3	3	81
Renewable energy credit purchase agreements (8)	50	18	6	6	5	5	10
Other (9)	122	27	12	9	9	2	63
	13,287	1,547	1,256	996	875	800	7,813
(1)    FortisBC Energy ($5,295 million): includes contracts of $2,737 million for the purchase of renewable natural gas expiring in 2047 and contracts of $2,558 million for the purchase of gas, renewable gas, gas transportation and storage services, expiring in 2062. FortisBC Energy's gas purchase obligations are based on gas commodity indices that vary with market prices and the obligations are based on index prices as at December 31, 2025. The renewable gas supply obligations disclosed reflect the contracted price per gigajoule between the Corporation and the suppliers.

UNS Energy ($1,190 million): includes long-term contracts for the purchase and delivery of coal to fuel generating facilities, the purchase of gas transportation services to meet load requirements, the purchase of transmission services for purchased power, as well as natural gas commodity agreements based on projected market prices as of December 31, 2025. Amounts paid for coal depend on actual quantities purchased and delivered. Certain contracts have price adjustment clauses that will affect future costs. These contracts have various expiry dates through 2048.

(2)    TEP and UNS Electric are party to renewable power purchase agreements ("PPAs"), with expiry dates from 2027 through 2051, that require TEP and UNS Electric to purchase 100% of the output of certain renewable energy generating facilities and RECs associated with the output delivered once commercial operation is achieved. The agreements include purchase commitments that are contingent upon the developers achieving commercial operation of the generating facilities, which are expected to be placed in service in 2026 and 2027. Amounts are the estimated future payments.

(3)    FortisBC Electric is a party to an agreement to purchase capacity from the Waneta Expansion hydroelectric generating facility for forty-years, beginning April 2015.

(4)    Maritime Electric ($496 million): includes an energy purchase agreement and transmission capacity contract for 30 MW of capacity to PEI with New Brunswick Power, expiring December 2026 and November 2032, respectively. The agreements entitle Maritime Electric to approximately 4.55% of the output of New Brunswick Power's Point Lepreau nuclear generating station and require Maritime Electric to pay its share of the station's capital and operating costs for the life of the unit.

FortisOntario ($314 million): an agreement with Hydro-Québec for the supply of up to 145 MW of capacity and a minimum of 537 GWh of associated energy annually through December 2030.

FortisBC Electric ($271 million): an agreement with BC Hydro to purchase up to 200 MW of capacity and 1,752 GWh of associated energy annually for a 20-year term beginning October 1, 2013.

(5)    ITC is party to an agreement with Consumers Energy, the primary customer of METC, which provides METC with an easement for transmission purposes and rights-of-way, leasehold interests, fee interests and licenses associated with the land over which its transmission lines cross. The agreement runs through December 2050, subject to 10 automatic 50-year renewals thereafter unless METC gives notice of non-renewal at least one year in advance.

(6)    UNS Electric has an engineering, procurement and construction ("EPC") agreement for the development of four gas engine turbines at the Black Mountain Generation Station, which are expected to be placed in service in 2028.

(7)    Maritime Electric is party to a debt collection agreement with PEI Energy Corporation for the initial capital cost of the submarine cables and associated parts of the New Brunswick transmission system interconnection. Payments under the agreement, which expires in February 2056, are collected in customer rates.

(8)    UNS Energy and Central Hudson are party to REC purchase agreements, mainly for the purchase of environmental attributions from retail customers with solar installations or other renewable generation. Payments are primarily made at contractually agreed-upon intervals based on metered energy production.

(9)    Includes AROs and joint-use asset and shared service agreements.
Other Commitments
Under a funding framework with the Governments of Ontario and Canada, Fortis has met the minimum equity capital contribution requirement of approximately $165 million to Wataynikaneyap Power, based on Fortis' proportionate 39% ownership interest and the final regulatory-approved capital cost of the related project. Wataynikaneyap Power has construction financing loan agreements in place and it is expected that long-term operating financing will replace the construction financing. In the event a lender under the loan agreements realizes security on the loans, Fortis may be required to make additional equity capital contributions, which may be in excess of the amount otherwise required of Fortis under the funding framework, to a maximum total funding of $235 million.

UNS Energy has joint generation performance guarantees with participants at Four Corners and Luna, with agreements expiring in 2041 and 2046 respectively, and at San Juan and Navajo through decommissioning. The participants have guaranteed that in the event of payment default, each non-defaulting participant will bear its proportionate share of expenses otherwise payable by the defaulting participant. In exchange, the non-defaulting participants are entitled to receive their proportionate share of the generation capacity of the defaulting participant. In the case of San Juan and Navajo, participants would seek financial recovery from the defaulting party. There is no maximum amount under these guarantees, except for a maximum of $343 million for Four Corners. As at December 31, 2025, there was no obligation under these guarantees.

TEP has entered into an energy supply agreement to serve a customer expected to be located in TEP's service territory. The agreement, requiring potential power demand of approximately 300 MW, was approved by the ACC in December 2025 but remains subject to other contractual contingencies. The initial phase is expected to be operational as early as 2027, with a ramp schedule through 2029. TEP currently expects to serve the customer from its existing and planned capacity, including solar and battery storage projects currently in development.

TEP and UNS Electric have entered into long-term gas transportation precedent agreements to secure reliable access to natural gas. The agreements support the development of a new pipeline to be owned and operated by a third-party. Subject to the receipt of required regulatory approvals and other conditions, the pipeline is expected to be in service in 2029. Once the pipeline enters commercial operation, TEP and UNS Electric will enter into gas transportation service agreements with estimated purchase commitments of US$1.9 billion over 25 years.

Contingency
In November 2023, an explosion and fire occurred at a residence located in Wappingers Falls, New York, while a contractor was performing work on Central Hudson’s natural gas infrastructure adjacent to the residence. Civil actions seeking damages for bodily injuries, property damage and punitive damages remain pending. While these matters collectively could involve substantial amounts, based on the facts currently known, management is not able to estimate the potential loss, but believes their ultimate resolution will not have a material adverse effect on the financial position, results of operations, or cash flows of the Corporation.